UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2003

Commission	Registrant, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification Number

1-7297	Nicor Inc. (An Illinois Corporation) 1844 Ferry Road Naperville, Illinois 60563-9600 (630) 305-9500	36-2855175

Item 9.	Regulation FD Disclosure

On April 3, 2003, Nicor Inc. will present to security analysts objectives and strategies for building shareholder value and will provide an update of recent developments. The company is filing this Form 8-K to give broad disclosure to such information.

Exhibit Number	Description

99.1	Analyst Presentation dated April 3, 2003.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Nicor Inc.

Date	April 3, 2003	/s/ KATHLEEN L. HALLORAN

Kathleen L. Halloran Executive Vice President Finance and Administration

Exhibit Index

Exhibit
Number	Description of Document

99.1	Analyst Presentation dated April 3, 2003.